Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Uroplasty, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Kill, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 9, 2014

By	/s/ Robert Kill
Robert Kill
President, Chief Executive Officer and Chairman of the Board

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Uroplasty, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brett Reynolds, Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:            June 9, 2014

By	/s/ Brett Reynolds
Brett Reynolds
Senior Vice President, Chief Financial Officer and Corporate Secretary